Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events	8. Subsequent Events Subsequent to the balance sheet date, 2,026 shares of Series A Preferred Stock were converted into 4,938,515 shares of common stock.

12. Subsequent Events

Subsequent to the balance sheet date and up to March 30, 2015, a total of 50,000 shares of common stock were sold to LPC pursuant to the Purchase Agreement, with proceeds received from such transactions totaling $65,000.

Subsequent to the balance sheet date and up to March 30, 2015, the Company issued 8,987,326 shares of common stock as a result of Series A and A-1 Preferred Stock conversions.

On February 4, 2015, the Company closed the Assignment and License Agreement with Hapten. Pursuant to the Assignment and License Agreement, the Company paid $100,000 in cash to Hapten as consideration for a license fee and issued 200,000 shares of common stock at a share price of $1.14 as additional consideration.

On March 20, 2015, the Company entered into an exchange agreement with TCP pursuant to which TCP exchanged a total of 2,000 shares of Series A Preferred Stock for a like number of shares of Series A-1 Preferred Stock. The terms of the Series A-1 Preferred Stock are identical in all respects to the Series A Preferred Stock, other than the elimination of cash penalties that would potentially be due and payable upon the failure of the Company to have enough shares of common stock available to permit the conversion of Series A Preferred Stock into common stock. This exchange transaction will be recognized as a decrease in the face value of the Series A Preferred Stock and a corresponding increase in the face value of the Series A-1 Preferred Stock.